MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
May 31, 2021 (Unaudited)

COMMON STOCKS - 69.7%	Shares	Value
Consumer Discretionary - 21.3%
Consumer Services - 1.9%
Strategic Education, Inc.	76,309	$ 5,405,730

Home Construction - 2.5%
NVR, Inc. (a)	1,411	6,895,881

Retail - Discretionary - 16.9%
AutoZone, Inc. (a)	12,690	17,849,754
O'Reilly Automotive, Inc. (a)	22,723	12,159,532
Ross Stores, Inc.	114,531	14,475,573
TJX Companies, Inc. (The)	37,313	2,520,120
		47,004,979
Financials - 13.5%
Institutional Financial Services - 6.7%
Goldman Sachs Group, Inc. (The)	50,204	18,676,892

Insurance - 6.8%
Arch Capital Group Ltd. (a)	477,934	19,064,787

Health Care - 0.7%
Medical Equipment & Devices - 0.7%
Waters Corporation (a)	6,391	2,059,500

Industrials - 17.0%
Industrial Support Services - 2.8%
Fastenal Company	149,756	7,943,058

Transportation & Logistics - 7.7%
Expeditors International of Washington, Inc.	111,869	14,060,815
Union Pacific Corporation	32,433	7,288,668
		21,349,483
Transportation Equipment - 6.5%
Cummins, Inc.	70,218	18,065,687

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 69.7% (Continued)	Shares	Value
Technology - 17.2%
Technology Services - 17.2%
Mastercard, Inc. - Class A	40,253	$ 14,514,427
Moody's Corporation	58,051	19,467,403
Visa, Inc. - Class A	60,724	13,802,565
		47,784,395

Total Common Stocks (Cost $139,497,831)		$ 194,250,392

MONEY MARKET FUNDS - 30.2%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 0.006% (b)	44,720,743	$ 44,720,743
Vanguard Treasury Money Market Fund, 0.01% (b)	39,477,638	39,477,638
Total Money Market Funds (Cost $84,198,381)		$ 84,198,381

Investments at Value - 99.9% (Cost $223,696,212)		$ 278,448,773

Other Assets in Excess of Liabilities - 0.1%		237,925

Net Assets - 100.0%		$ 278,686,698

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of May 31, 2021.